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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       ______________________________

      Date of report (Date of earliest event reported): April 27, 2005

                          WESTFIELD FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)

       Massachusetts              001-16767                 73-1627673
(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)          File Number)            Identification No.)

               141 Elm Street, Westfield, Massachusetts 01085
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:  (413) 568-1911


                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

            On April 27, 2005, Westfield Financial, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2005 and the approval by the Company's Board of Directors of a regular cash dividend of $0.10 per share and a special cash dividend of $0.20 per share, each payable on May 26, 2005 to shareholders of record on May 12, 2005. A copy of the press release is attached as Exhibit No. 99.1.


Item 9.01   Financial Statements and Exhibits

(c)         The following exhibit is furnished with this Report:

            Exhibit No.     Description
            -----------     -----------

            99.1            Press release issued by the Company on April
                            27, 2005

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WESTFIELD FINANCIAL, INC.



                                  By:     /s/ Michael J. Janosco, Jr.
                                  Name:   Michael J. Janosco, Jr.
                                  Title:  Vice President, Chief Financial
                                          Officer and Treasurer

Date: April 27, 2005

                                EXHIBIT INDEX

Exhibit No.                 Description
-----------                 -----------

   99.1         Press Release dated April 27, 2005.